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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2000
                                                         ------------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)

      New York                 333-64131                      13-3840732
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   (State or other            (Commission                   (IRS Employer
   jurisdiction of            File Number)               Identification No.)
   incorporation)

            300 Tice Boulevard
            Woodcliff Lake, NJ                                     07675
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 (Address of principal executive offices)                         Zip Code

           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)




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ITEM 5. Other Events
        ------------

                  Acquisition or Disposition of Assets: General
                  ---------------------------------------------

                  On November 28, 2000, Chase Funding Trust, Series 2000-3 (the "Trust"), acquired $179,871,882.68 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as September 1, 2000, among Chase Funding, Inc., as Depositor, Advanta Mortgage Corp. USA, as Subservicer, Chase Manhattan Mortgage Corporation, as Master Servicer, and Citibank, N.A., as Trustee, and a Subsequent Transfer Instrument between Chase Funding Inc., as seller, and Citibank, N.A., as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated September 22, 2000 and the Prospectus Supplement dated September 22, 2000 (together the "Prospectus") filed pursuant to Rule 424(b)(5) of the Act on September 26, 2000.




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ITEM 7. Financial Statements and Exhibits
        ---------------------------------

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------

10 Subsequent Transfer Instrument (without attachments) dated as of November 28, 2000 between Chase
                      Funding, Inc. as seller (the "Depositor") and Citibank, N.A. as Trustee.

99                    Statistical Information regarding the Subsequent
                      Mortgage Loans.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHASE FUNDING, INC.

Date:  December 4, 2000
                                    /s/ Eileen A. Lindblom
                                  ----------------------------
                                  Eileen A. Lindblom
                                  Vice President



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.            Description
-----------            -----------

10 Subsequent Transfer (without attachments) instrument dated as of November 28, 2000 between Chase
                       Funding, Inc. as seller (the "Depositor") and Citibank, N.A. as Trustee.

99                     Statistical Information regarding the Subsequent
                       Mortgage Loans.